Exhibit 10.5

AUTHORIZATION AGREEMENT

FOR DIRECT ACH PAYMENTS (ACH DEBITS)

This Authorization Agreement for Direct ACH Payments (the “Agreement”) is issued pursuant to, and is subject to all terms and conditions of, that certain Securities Purchase Agreement, dated as of April 30, 2015 and effective as of July 9, 2015, by and among GROWLIFE, INC., a corporation incorporated under the laws of the State of Delaware (the “Borrower”), EVERGREEN GARDEN CENTERS LLC, a limited liability company organized and existing under the laws of the State of Delaware, GROWLIFE HYDROPONICS, INC., a corporation incorporated under the laws of the State of Delaware, and ROCKY MOUNTAIN HYDROPONICS, a limited liability company organized and existing under the laws of the State of Colorado (collectively, as “Guarantors”), and TCA GLOBAL CREDIT MASTER FUND, LP (“Lender”) (such Securities Purchase Agreement, as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

Authorization:

Borrower and each of the Guarantors hereby authorizes Lender to initiate periodic automatic debit entries to the accounts of the Borrower set forth on Exhibit “A” attached hereto, at the depository institution set forth on Exhibit“A” attached hereto, and to debit from such accounts, an amount equal to the payments due under the Purchase Agreement and related Transaction Documents set forth on that certain “Payment Schedule” attached as Exhibit A on that certain Senior Secured, Convertible, Reedemable Debenture dated as of April 30, 2015 and effective as of July 9, 2015, and that certain “Payment Schedule” attached as Exhibit A on that certain Senior Secured, Convertible, Reedemable Debenture dated as of April 30, 2015 and effective as of July 29, 2015 (collectively, the “Payment Schedules”) at such periodic intervals as is required pursuant to the Payment Schedules, via automated clearing house (“ACH”) debit transaction. For the avoidance of doubt, no ACH debit transactions shall be initiated by Lender except as set forth on Payment Schedules. Borrower and Guarantors hereby acknowledge that the origination of the ACH transactions contemplated by this Agreement must comply with the provisions of U.S. law.

This authorization shall be irrevocable and shall remain in full force and effect until Borrower has been notified by Lender, in writing, that the authorization provided for herein can be terminated.

Borrower and Guarantors agree and acknowledge that Lender will assess a fee in the amount of $250.00 for each ACH debit transaction that is refused as a result of insufficient funds or for any other reason, other than bank electronic error beyond the control of the Borrower and Guarantors.

[Signatures on the following page]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Authorization Agreement.

BORROWER:

GROWLIFE, INC.

By:
Name: Marco Hegyi
Title: President

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Marco Hegyi, the President of GrowLife, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

ACH Authorization Agreement - Signature Page

GUARANTOR:

EVERGREEN GARDEN CENTERS LLC

By:
Name: Marco Hegyi
Title: Manager

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Marco Hegyi, the Manager of Evergreen Garden Centers LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

ACH Authorization Agreement - Signature Page

GUARANTOR:

GROWLIFE HYDROPONICS, INC.

By:
Name: Marco Hegyi
Title: Chief Executive Officer

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Marco Hegyi, the Chief Executive Officer of Growlife Hydroponics, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

ACH Authorization Agreement - Signature Page

GUARANTOR:

ROCKY MOUNTAIN HYDROPONICS

By:
Name: Marco Hegyi
Title: Manager

STATE OF ________________	)
) SS.
COUNTY OF ______________	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Marco Hegyi, the Manager of Rocky Mountain Hydroponics, a Colorado limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

ACH Authorization Agreement - Signature Page

EXHIBIT “A”

BORROWER ACCOUNTS